================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549
                                  ____________



                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 28, 1999


                         CONCURRENT COMPUTER CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware

                  (State or other jurisdiction of incorporation)


                                    0-13150
                                  ------------
                            (Commission File Number)


                                   04-2735766
                             ------------------------
                      (IRS Employer Identification Number)


            4375 River Green Parkway, Duluth, Georgia          30097
            ---------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code:  (678) 258-4000

================================================================================

ITEM  5.     OTHER  EVENTS
             -------------


On October 28, 1999, Concurrent Computer Corporation ("Concurrent") issued a press release announcing its acquisition of Vivid Technology, Inc.

On November 1, 1999, Concurrent issued a press release announcing the appointment of Steven R. Norton as its Executive Vice President and Chief Financial Officer.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS
             ------------------------------------

(a) Audited Financial statements of Vivid Technology, Inc. for the years ended December 31, 1998 and 1997.

                             VIVID TECHNOLOGY, INC.
                             ----------------------

                              FINANCIAL STATEMENTS
                              --------------------

                             VIVID TECHNOLOGY, INC.
                             ----------------------

                                TABLE OF CONTENTS
                                -----------------

                                                            Page
                                                           ------
Independent Auditor's Report. . . . . . . . . . . . . . .       1


Balance Sheets. . . . . . . . . . . . . . . . . . . . . .       2


Statements of Operations. . . . . . . . . . . . . . . . .       3


Statements of Changes in Stockholders' Equity . . . . . .       4


Statements of Cash Flows. . . . . . . . . . . . . . . . .       5


Notes to Financial Statements . . . . . . . . . . . . . .  6 - 11

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------




To  the  Board  of  Directors  and
Stockholders  of  Vivid  Technology,  Inc.


We  have  audited  the  accompanying balance sheets of Vivid Technology, Inc. (a
Delaware corporation) as of December 31, 1998 and 1997, and the related statements of operations, changes in stockholders' equity, and cash flows for the years then ended. These financial statements are the representation of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Vivid
Technology, Inc. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



/S/ BERGEY YODER SWEENEY WITTER & ROLAND PC
_____________________________________________________
BERGEY YODER SWEENEY WITTER & ROLAND PC
Certified  Public  Accountants

November  26,  1999

                               VIVID TECHNOLOGY, INC.
                               ----------------------

                                   BALANCE SHEETS
                                   --------------


                                       ASSETS
                                       ------
                                                                   December 31,
                                                              ----------------------
                                                                  1998        1997
                                                              ------------  --------
Current Assets:
  Cash and Cash Equivalents. . . . . . . . . . . . . . . . .  $ 1,002,043   $ 34,285
  Accounts Receivable. . . . . . . . . . . . . . . . . . . .       85,804    166,232
  Prepaid Expenses and Other Assets. . . . . . . . . . . . .       27,515     --   .
                                                              ------------  --------

     Total Current Assets. . . . . . . . . . . . . . . . . .    1,115,362    200,517

Property and Equipment, Net. . . . . . . . . . . . . . . . .      149,931     52,385

Deposits . . . . . . . . . . . . . . . . . . . . . . . . . .       12,500    --    .
                                                              ------------  --------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . .  $ 1,277,793   $252,902
                                                              ============  ========

LIABILITIES
------------------------------------------------------------

Current Liabilities:
  Amount Due to Stockholder. . . . . . . . . . . . . . . . .  $    71,564   $     --
  Accounts Payable and Accrued Expenses. . . . . . . . . . .       96,209     22,459
                                                              ------------  --------

     Total Current Liabilities . . . . . . . . . . . . . . .      167,773     22,459
                                                              ------------  --------

STOCKHOLDERS' EQUITY
------------------------------------------------------------

Stockholders' Equity:
  Convertible Preferred Stock, Par Value $.001; 199,387
     Shares Authorized and Outstanding at December 31, 1998.  $       199   $     --
  Common Stock, Par Value $.001; 5,000,000 Shares
     Authorized; 600,000 Issued and Outstanding. . . . . . .          600        600
  Additional Paid in Capital . . . . . . . . . . . . . . . .    1,301,204      1,400
  Retained Earnings (Deficit). . . . . . . . . . . . . . . .     (191,983)   228,443
                                                              ------------  --------

     Total Stockholders' Equity (Deficit). . . . . . . . . .    1,110,020    230,443
                                                              ------------  --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY . . . . . . . . .  $ 1,277,793   $252,902
                                                              ============  ========

               See accountant's report and the accompanying notes.

                             VIVID TECHNOLOGY, INC.
                             ----------------------

                            STATEMENTS OF OPERATIONS
                            ------------------------


                                           Year Ended December 31,
                                        ----------------------------
                                            1998           1997
                                        -------------  -------------
Sales. . . . . . . . . . . . . . . . .  $    812,461   $    659,915

Cost of Sales. . . . . . . . . . . . .       347,579        127,851
                                        -------------  -------------

Gross Profit . . . . . . . . . . . . .       464,882        532,064

Operating Expenses:
  Selling, General and Administrative.       179,452         24,518
  Research and Development . . . . . .       619,603        265,362
                                        -------------  -------------

     Total Operating Expenses. . . . .       799,055        289,880
                                        -------------  -------------

Operating Income (Loss). . . . . . . .      (334,173)       242,184

Other Income and (Expenses). . . . . .        20,816         (1,468)
                                        -------------  -------------

Net Income (Loss). . . . . . . . . . .  $   (313,357)  $    240,716
                                        =============  =============

               See accountant's report and the accompanying notes.

                                        VIVID TECHNOLOGY, INC.
                                        ----------------------

                             STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                             ---------------------------------------------


                                                                   Additional   Retained
                       Preferred    Stock     Common     Stock      Paid In     Earnings
                        Shares    Par Value   Shares   Par Value    Capital    (Deficit)      Total
                       ---------  ----------  -------  ----------  ----------  ----------  -----------
Balance at
 December 31, 1996
 (Unaudited). . . . .         --  $       --  300,000  $      300  $      700  $  (5,766)  $   (4,766)

Issuance of
   Common Stock . . .         --          --  300,000         300         700         --        1,000

Dividends Paid. . . .         --          --       --          --          --     (6,507)      (6,507)

Net Income. . . . . .         --          --       --          --          --    240,716      240,716
                       ---------  ----------  -------  ----------  ----------  ----------  -----------

Balance at
   December 31, 1997.         --          --  600,000         600       1,400    228,443      230,443

Sale of Preferred
   Stock. . . . . . .    199,387         199       --          --   1,299,804         --    1,300,003

Dividends Paid. . . .         --          --       --          --          --   (107,069)    (107,069)

Net (Loss). . . . . .         --          --       --          --          --   (313,357)    (313,357)
                       ---------  ----------  -------  ----------  ----------  ----------  -----------

Balance at
   December 31, 1998.    199,387  $      199  600,000  $      600  $1,301,204  $(191,983)  $1,110,020
                       =========  ==========  =======  ==========  ==========  ==========  ===========

     See  accountant's  report  and  the  accompanying  notes.

                             VIVID TECHNOLOGY, INC.
                             ----------------------

                            STATEMENTS OF CASH FLOWS
                            ------------------------


                                                      Year Ended December 31,
                                                    ---------------------------
                                                        1998          1997
                                                    ------------  -------------
Cash Flows from Operating Activities:
  Net Income (Loss). . . . . . . . . . . . . . . .  $  (313,357)  $    240,716
  Adjustments to Reconcile Net Income (Loss)
       to Net Cash Provided by (Used in)
       Operating Activities:
          Depreciation . . . . . . . . . . . . . .       23,065          6,096
          (Increase) Decrease in Assets:
            Accounts Receivable. . . . . . . . . .       80,428       (156,135)
            Inventory. . . . . . . . . . . . . . .       (2,695)            --
            Accrued Interest . . . . . . . . . . .      (16,437)            --
            Prepaid Expenses . . . . . . . . . . .       (8,383)            --
            Deposits . . . . . . . . . . . . . . .      (12,500)            --
           Increase (Decrease) in Liabilities:
            Accounts Payable and Accrued Expenses.       69,743         11,626
            Other Current Liabilities. . . . . . .        4,007             --
                                                    ------------  -------------
  Net Cash Provided by (Used in)
     Operating Activities. . . . . . . . . . . . .     (176,129)       102,303
                                                    ------------  -------------

Cash Flows from Investing Activities:
  Purchases of Property and Equipment. . . . . . .     (120,611)       (54,754)
                                                    ------------  -------------

Cash Flows from Financing Activities:
  Net Proceeds (Payments) on Stockholder Loan. . .       71,564         (7,941)
  Proceeds from Issuance of Common Stock . . . . .           --          1,000
  Proceeds from Issuance of Preferred Stock. . . .    1,300,003             --
  Proceeds from Issuance of Convertible Debt . . .           --             --
  Cash Dividends Paid. . . . . . . . . . . . . . .     (107,069)        (6,507)
                                                    ------------  -------------
  Net Cash Provided by (Used in) Financing
      Activities . . . . . . . . . . . . . . . . .    1,264,498        (13,448)
                                                    ------------  -------------

Net Increase (Decrease) in Cash. . . . . . . . . .      967,758         34,101

Cash and Cash Equivalents, Beginning . . . . . . .       34,285            184
                                                    ------------  -------------

Cash and Cash Equivalents, Ending. . . . . . . . .  $ 1,002,043   $     34,285
                                                    ============  =============

Supplemental Disclosure of Cash Flow Information:
  Cash Payments for Interest . . . . . . . . . . .  $        20   $      1,468
                                                    ============  =============

               See accountant's report and the accompanying notes.

                             VIVID TECHNOLOGY, INC.
                             ----------------------

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------



NOTE  1  -  OVERVIEW  OF  THE  BUSINESS:
----------------------------------------

     The  company, which is located in Southeastern Pennsylvania, provides Video
on  Demand  and  interactive  television  solutions.   Video  on  Demand  is  a
system of hardware and software elements that enables cable operators to offer subscribers an information and entertainment medium including movies, on-line shopping, news, sports and classifieds through the use of a television set. The system can also provide for the management of subscriber accounts, billing systems and library content.

     Sales of the video on demand solution to date have been solely for the customers to evaluate the viability of the video on demand market and the proposed architecture prior to making a long-term investment in the unproven technology.

     Revenue has also resulted from sales of the completed interactive television solution and customer consultations.

     The company contracts with customers located throughout North America, performs ongoing credit evaluations of its customers' financial condition and generally requires no collateral from its customers.


NOTE  2  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES:
----------------------------------------------------------

     The summary of significant accounting policies of Vivid Technology, Inc. is presented to assist in understanding the company's financial statements. The financial statements and notes are representations of the company's management, who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

     USE  OF  ESTIMATES:
     ------------------

     Management of the company has made a number of estimates and assumptions relating to the reporting of assets and liabilities at the balance sheet dates and the reporting of revenues and expenses during the reporting periods, to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

     REVENUE  AND  COST  RECOGNITION:
     -------------------------------

     Computer systems sales are recorded when the earnings process is complete, typically upon shipment to customers.

     CASH  AND  CASH  EQUIVALENTS:
     -----------------------------

     Short term investments with original maturities of ninety days or less at the date of purchase are considered cash equivalents.

     INVENTORY:
     ---------

     Inventory is stated at the lower of cost or market. Cost is determined on the first-in, first-out basis.

----------------------------------------------


     PROPERTY  AND  EQUIPMENT:
     ------------------------

     Property and equipment are recorded at cost. Significant additions and betterments are capitalized while maintenance and repairs are expensed as incurred. The cost of property and equipment is depreciated over the estimated useful lives of the related assets using the straight line method.

     Gains and losses resulting from the disposition of property and equipment are included in other income and (expenses).

     RESEARCH  AND  DEVELOPMENT:
     --------------------------

          Research  and  development  expenditures  are  expensed  as  incurred.

     INCOME  TAX  STATUS:
     -------------------

     The company elected to be an S corporation for both federal and state corporate tax purposes effective September 26, 1996, its date of incorporation. In lieu of corporation income taxes, the company's income flowed directly to its then sole stockholder and was taxed at the individual level. Accordingly, no provision or liability for corporate income taxes was included in the financial statements during the time of its S corporation status. The company revoked its S elections effective July 31, 1998, thereby becoming subject to federal and state income taxes at the corporate level. Temporary differences between financial and income tax reporting are minor; accordingly, no deferred tax accounts have been recorded.

     FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS:
     ----------------------------------------

     The carrying amounts of cash and cash equivalents, accounts receivable, prepaid expenses, and other assets, accounts payable, accrued expenses and short term debt approximate fair value because of the short maturity of these instruments.

NOTE  3  -  PROPERTY  AND  EQUIPMENT:
------------------------------------

     The following is a summary of property and equipment at December 31, 1998 and 1997:

                                          1998          1997
                                   ------------  ------------
    Lab Equipment . . . . . . . .  $   140,678   $    47,682
    Office Equipment. . . . . . .       24,855         5,609
    Office Furniture. . . . . . .       13,973         5,604
                                   ------------  ------------
                                       179,506        58,895
    Less Accumulated Depreciation   (   29,575)   (    6,510)
                                   ------------  ------------
                                   $   149,931   $    52,385
                                   ============  ============

     Total  depreciation  expense  was  $23,065  in  1998  and  $6,096  in 1997.

----------------------------------------------


NOTE  4  -  AMOUNTS  DUE  TO  STOCKHOLDER:
------------------------------------------

     At December 31, 1998, the company owed its sole common stockholder $71,564, which was due on demand, non-interest-bearing, and unsecured. At the time of the merger described in Note 12, the remaining balance was forgiven.

NOTE  5  -  STOCKHOLDERS'  EQUITY:
----------------------------------

     The company was originally capitalized during 1996 with authorized common stock of 1,000,000 shares at a par value of $.01 per share. As of December 31, 1996, the sole stockholder held 100,000 shares, acquired at par value. During 1997, an additional 100,000 shares were issued at par value.

     During 1998 the company effected a three-for-one stock dividend and amended its original capitalization to enable the issuance of two classes of stock, common and convertible preferred. The amount of authorized shares of common stock was increased from 1,000,000 to 5,000,000, while the par value was reduced from $.01 per share to $.001. All common share and per common share amounts have been adjusted for all periods to reflect the re-capitalization. Total authorized shares of the new class of convertible preferred stock, entitled "Series A Preferred Stock", was 199,387 shares, a par value of $.001 per share, and a provision which called for an annual dividend of $.61 per share. Shares of the preferred stock were convertible at any time into an equal number of common shares.

     During 1998, the company issued 199,387 shares of preferred stock at $6.52 per share. The stock was convertible at the option of the holder into common shares on a one-to-one basis, which was done in connection with the merger described in Note 12.

NOTE  6  -  OFFICER'S  SALARY  AND  DIVIDENDS:
---------------------------------------------

     During 1997 the president and then sole stockholder of the company agreed to defer his salary because of cash flow considerations. The amount of salary being deferred was not specified, and there was no accrual for the expense established at December 31, 1997.

     During June 1998 the value of the forgone 1997 salary was set at $90,000, which was paid to the stockholder as a dividend. Accordingly, 1997 results do not include any expense for officer's salary.

NOTE  7  -  OPERATING  LEASE  COMMITMENTS:
-----------------------------------------

     The company leases its facility under a 37 month operating lease which expires November 30, 2001. The lease provides for monthly lease payments of $6,917 with annual increases thereto. This payment includes common area maintenance and taxes. The lease also allows for options to extend the term for an additional 24 months and to renew for an additional three years beyond that with annual increases in the monthly lease payment.

----------------------------------------------


     The minimum annual rentals required under this non-cancelable lease as of December 31, 1998 are as follows:

 Year Ending
December 31,
------------
   1999       $ 83,199
   2000         85,544
   2001         80,432
              --------
              $249,175
              ========

     Rent  expense  was  $23,331  for  1998  and  $22,750  for  1997.

NOTE  8  -  RETIREMENT  PLAN:
----------------------------

          The company adopted a Salary Reduction Simplified Employee Pension Plan effective December 15, 1996. The plan covers all employees who have completed 1 month of service during the immediately preceding 5 plan years. Employees may defer a maximum of 15% of their wages up to the indexed limit. The company matches deferrals up to 5%. Total retirement plan expense was $7,673 for 1998 and $0 for 1997

NOTE  9  -  MAJOR  CUSTOMERS:
----------------------------

     Net sales include sales to the following major customers, each of which accounted for 10% or more of the total net sales of the company for the year.

                   December 31, 1998                December 31, 1997
          ----------------------------------  -----------------------------
           Amount                Accounts      Amount            Accounts
Customer  Of Sales       %       Receivable   Of Sales     %    Receivable
--------  ---------  ---------  ------------  ---------  -----  -----------
A. . . .  $ 333,000       40.8  $         --  $      --     --  $        --
B. . . .    273,880       33.5            --         --     --           --
C. . . .         --         --            --    202,895   29.9       46,200
D. . . .         --         --            --    159,437   23.5       48,886
E. . . .   --     .      --  .   --        .     80,644   11.9    --      .
          ---------  ---------  ------------  ---------  -----  -----------
          $ 606,880       74.3  $ --       .  $ 442,976   65.3  $    95,086
          =========  =========  ============  =========  =====  ===========

NOTE  10  -  INCOME  TAXES:
--------------------------

     The Company has a net operating loss carryforward of $229,415 available under provisions of the Internal Revenue Code to be applied against future federal taxable income. This carryforward expires December 31, 2018. The income tax benefit of this carryforward of approximately $100,000 has been fully reserved since it is not probable that the benefit will be realized in the foreseeable future.

     The Company also has a net operating loss carryforward of $229,415 available to be applied against future Pennsylvania taxable income. This carryforward expires December 31, 2008.

---------------------------------------------


NOTE  11  -  STOCK  BASED  COMPENSATION  PLANS:
-----------------------------------------------

     The company has an equity compensation plan under which it can issue incentive stock options, nonqualified stock options, and restricted stock to designated employees, non-employee members of its board of directors, and key advisors. Through December 31, 1998, only nonqualified stock options had been issued under the plan.

     The options are granted at prices determined by the company's board of directors and are to be not less than the market value of the stock on the date of grant. The options vest over a four year period. The options did not result in compensation cost to the company.

     A  summary  of  the  status  of  the  options  follows:

                                      Shares                .
                    -----------------------------------------

                      Year Ended December 31,
                      -----------------------
                         1998       1997
                        -------  ---------
Outstanding, beginning   93,000         --
Granted. . . . . . . .   20,500     93,000
Exercised. . . . . . .       --         --
Expired. . . . . . . .       --         --
Forfeited. . . . . . .    --  .  --      .
                        -------  ---------
Outstanding, ending. .  113,500     93,000
                        =======  =========

     All of the options issued through December 31, 1998 had an exercise price of $1 per share. As of December 31, 1998 and 1997, vested shares totaled 36,250 and 0, respectively; exercisable options totaled 35,730 and 0, respectively.

NOTE  12  -  SUBSEQUENT  EVENTS:
--------------------------------

     CONVERTIBLE  DEBT:
     ------------------

     On September 8, 1999, the company borrowed $500,000 and issued a convertible promissory note which gave the holder the right to convert the note into shares of the company's preferred stock. The note was originally due September 1, 2000, along with accrued interest of 10%.

     The number of shares into which the note could be converted was based on a percentage of the original proceeds plus a percentage based on length of time the debt was outstanding. The conversion feature was exercisable upon various events, one of which was the merger of the company. Pursuant to the merger described below, the debt was converted, resulting in the holder receiving 34,610 shares of the company's preferred stock, which was in turn converted into an equal number of common shares.

NOTES  TO  FINANCIAL  STATEMENTS  -  CONCLUDED:
----------------------------------------------

     MERGER:
     -------

     The company entered into an agreement and plan of merger with Concurrent Computer Corporation ("Concurrent") as of October 28, 1999. The combination was structured to constitute a tax-free reorganization under applicable provisions of the Internal Revenue Code.

     Immediately prior to the merger on October 28, 1999, the holder of the convertible debt converted the note into 34,610 shares of preferred stock. All of the then outstanding 233,997 shares of preferred stock were exchanged for an equal number of shares of common stock. The shareholder then converted 100% of their share of Vivid into 2,233,689 shares of Concurrent Computer Corporation common stock. The company's outstanding and unexercised stock options were immediately vested and exchanged for options to purchase 376,301 shares of Concurrent common stock.

(b)     Pro  Forma  Financial  Information

Item  7(b).  Pro  Forma  Financial  Statements

The following unaudited pro forma condensed consolidated financial statements of Concurrent Computer Corporation (CCC) and Vivid Technology, Inc. (Vivid) are dervied from, and should be read in conjunction with the audited financial statements of Vivid filed herein and the audited financial statements of CCC as previously filed on Form 10-K and unaudited interim financial statements of CCC as previously filed on Form 10-Q with the Securities and Exchange Commission. The pro forma condensed consolidated financial statements do not purport to be indicative of the results of operations or financial position which would have actually been reported had the acquisition been consummated on the dates indicated, or which may be reported in the future.

The valuation of the assets acquired from Vivid Technology, Inc. is preliminary and subject to adjustment resulting from additional subsequent evidence, if any, and finalization of the independent appraisal report.

The pro forma balance sheet reflects preliminary adjustments as if the acquisition had been consummated on that date, September 30, 1999. The pro forma statements of operations reflects preliminary adjustments as if the acquisition had been consummated at the beginning of the period presented.

BALANCE  SHEET

(a) To reflect the acquisition by merger of all the outstanding stock of Vivid and the preliminary allocation of the purchase price on the basis of the estimated fair values of the net assets acquired assuming a September 30, 1999 purchase date. The components of the purchase price and its preliminary allocation to the assets and liabilities are as follows:

  Stock (2,233,689 shares) . . . . . . . . . . . . . . . . . .  $16,753,000
  Shares reserved for issuance upon exercise of stock options
     (378,983 shares). . . . . . . . . . . . . . . . . . . . .    2,792,000
  Other costs of acquisition . . . . . . . . . . . . . . . . .      250,000
                                                                ------------
     Total purchase price. . . . . . . . . . . . . . . . . . .  $19,795,000
                                                                ============


  Preliminary allocation of purchase price
    Purchased in-process computer software technology. . . . .   14,000,000
    Fully developed computer software technology . . . . . . .    1,900,000
    Current assets . . . . . . . . . . . . . . . . . . . . . .      373,000
    Furniture and fixtures . . . . . . . . . . . . . . . . . .      239,000
    Other assets . . . . . . . . . . . . . . . . . . . . . . .      400,000
    Current liabilities. . . . . . . . . . . . . . . . . . . .     (128,000)
    Goodwill . . . . . . . . . . . . . . . . . . . . . . . . .    3,011,000
                                                                ------------
       Total purchase price. . . . . . . . . . . . . . . . . .  $19,795,000
                                                                ============

The actual purchase price paid at closing October 28, 1999 was $20.0 million resulting in goodwill of $3,155,000.

STATEMENTS  OF  OPERATIONS:
(b) To expense the cost of purchased in-process computer software technology in accordance with generally accepted accounting principles.

(c) To record the amortization of capitalized developed computer software technology, goodwill and other minor intangible assets.

No income tax benefit was recognized on the write-off of the purchased in-process computer software technology because the merger was structured as tax free to the selling shareholders and the write-off of this asset and the amortization of the other intangible assets will not be deductible for federal income tax purposes.

                                             Concurrent Computer Corporation

                                      Pro Forma Consolidated Statement of Operations

                                             For the Year Ended June 30, 1999


                                                     Historical
                                           ---------------------------------
                                                                                                   Concurrent
                                            Concurrent                                              Computer
                                             Computer           Vivid                 Pro Forma    Corporaton
                                            Corporation    Technology, Inc.          Adjustments    Pro Forma
                                           -------------  ------------------         -----------  -------------
Revenues:
   Computer systems . . . . . . . . . . .  $ 31,597,000   $         639,933                       $ 32,236,933
   Service and other. . . . . . . . . . .    38,366,000                   -                         38,366,000
                                           -------------  ------------------                      -------------
Total . . . . . . . . . . . . . . . . . .    69,963,000             639,933                         70,602,933

Cost of sales:
   Computer systems . . . . . . . . . . .    15,001,000             309,277                         15,310,277
   Service and other. . . . . . . . . . .    19,625,000                   -                         19,625,000
                                           -------------  ------------------                      -------------
Total . . . . . . . . . . . . . . . . . .    34,626,000             309,277                         34,935,277
                                           -------------  ------------------                      -------------

Gross margin. . . . . . . . . . . . . . .    35,337,000             330,656                         35,667,656

Operating expenses:
   Selling, general and administrative. .    26,157,000             658,729                         26,815,729
   Research and development . . . . . . .    10,046,000             893,479                         10,939,479
   Purchased in-process computer                                                                             -
      software technology . . . . . . . .             -                   -   ( b )   14,000,000    14,000,000
   Amortization . . . . . . . . . . . . .             -                   -   ( c )      624,000       624,000
   Loss on facility held for sale . . . .       423,000                   -                            423,000
                                           -------------  ------------------                      -------------
Total operating expenses. . . . . . . . .    36,626,000           1,552,208                         52,802,208
                                           -------------  ------------------                      -------------

Operating income (loss) . . . . . . . . .    (1,289,000)         (1,221,552)                       (17,134,552)

Interest and other income (expense), net.       (13,000)             13,394                                394
                                           -------------  ------------------                      -------------

Income (loss) before income taxes . . . .    (1,302,000)         (1,208,158)                       (17,134,158)

Income taxes. . . . . . . . . . . . . . .       363,000                   -                            363,000
                                           -------------  ------------------                      -------------

Net income (loss) . . . . . . . . . . . .  $ (1,665,000)  $      (1,208,158)                      $(17,497,158)
                                           =============  ==================                      =============

Income (loss) Per Share (1):
   Basic and diluted. . . . . . . . . . .  $      (0.03)                                          $      (0.35)
                                           =============                                          =============

Weighted average number of common shares used in calculating income (loss) per share of common stock (1):

   Basic and diluted. . . . . . . . . . .    47,967,000                                             50,201,000
                                           =============                                          =============

(1)  Pro  forma  diluted earnings (loss) per share excludes the effect of outstanding stock options because the effect  is  antidilutive.

                                             Concurrent Computer Corporation

                                      Pro Forma Consolidated Statement of Operations

                                         For the Quarter Ended September 30, 1999


                                                       Historical
                                           ---------------------------------
                                                                                                   Concurrent
                                            Concurrent                                              Computer
                                             Computer           Vivid                 Pro Forma    Corporaton
                                            Corporation    Technology, Inc.          Adjustments    Pro Forma
                                           -------------  ------------------         -----------  -------------
Revenues:
   Computer systems . . . . . . . . . . .  $  7,604,000   $         253,615                       $  7,857,615
   Service and other. . . . . . . . . . .     8,080,000                   -                          8,080,000
                                           -------------  ------------------                      -------------
Total . . . . . . . . . . . . . . . . . .    15,684,000             253,615                         15,937,615

Cost of sales:
   Computer systems . . . . . . . . . . .     3,790,000             119,539                          3,909,539
   Service and other. . . . . . . . . . .     4,254,000                   -                          4,254,000
                                           -------------  ------------------                      -------------
Total . . . . . . . . . . . . . . . . . .     8,044,000             119,539                          8,163,539
                                           -------------  ------------------                      -------------

Gross margin. . . . . . . . . . . . . . .     7,640,000             134,076                          7,774,076

Operating expenses:
   Selling, general and administrative. .     6,156,000             153,453                          6,309,453
   Research and development . . . . . . .     2,222,000             304,539                          2,526,539
   Purchased in-process computer                                                                             -
      software technology . . . . . . . .             -                   -   ( b )   14,000,000    14,000,000
   Amortization . . . . . . . . . . . . .             -                   -   ( c )      156,000       156,000
   Relocation and restructuring . . . . .     2,367,000                   -                          2,367,000
                                           -------------  ------------------                      -------------
Total operating expenses. . . . . . . . .    10,745,000             457,992                         25,358,992
                                           -------------  ------------------                      -------------

Operating income (loss) . . . . . . . . .    (3,105,000)           (323,916)                       (17,584,916)

Interest and other income (expense), net.       704,000                  23                            704,023
                                           -------------  ------------------                      -------------

Income (loss) before income taxes . . . .    (2,401,000)           (323,893)                       (16,880,893)

Income taxes. . . . . . . . . . . . . . .       150,000                   -                            150,000
                                           -------------  ------------------                      -------------

Net income (loss) . . . . . . . . . . . .  $ (2,551,000)  $        (323,893)                      $(17,030,893)
                                           =============  ==================                      =============

Income (loss) Per Share (1):
   Basic and diluted. . . . . . . . . . .  $      (0.05)                                          $      (0.33)
                                           =============                                          =============

Weighted average number of common shares used in calculating income (loss) per share of common stock (1):

   Basic and diluted. . . . . . . . . . .    48,965,000                                             51,199,000
                                           =============                                          =============

(1)  Pro  forma  diluted  earnings  (loss)  per  share  excludes  the  effect  of  outstanding  stock options  because  the  effect  is  antidilutive.

                                                     Concurrent Computer Corporation

                                             Pro Forma Consolidated Statement of Operations

                                                           September 30, 1999


                                                               Historical
                                                    ---------------------------------
                                                                                                             Concurrent
                                                     Concurrent                                               Computer
                                                      Computer           Vivid                 Pro Forma     Corporaton
                                                     Corporation    Technology, Inc.          Adjustments     Pro Forma
                                                    -------------  ------------------         ------------  -------------
ASSETS
   Cash and cash equivalents . . . . . . . . . . .  $  4,812,000   $         357,488                        $  5,169,488
   Trade accounts receivable, net. . . . . . . . .    16,786,000               9,030                          16,795,030
   Inventory . . . . . . . . . . . . . . . . . . .     5,015,000               5,580                           5,020,580
   Prepaid expenses and other current assets . . .     1,354,000               1,144                           1,355,144
                                                    -------------  ------------------                       -------------
      Total current assets . . . . . . . . . . . .    27,967,000             373,242                          28,340,242


   Property, plant and equipment, net. . . . . . .    11,269,000             238,717                          11,507,717
   Purchased developed computer software . . . . .             -                   -   ( a )    1,900,000      1,900,000
   Cost of in-process computer software technology             -                   -   ( a )   14,000,000              -
                                                                                       ( a )  (14,000,000)
   Goodwill. . . . . . . . . . . . . . . . . . . .             -                   -   ( a )    3,011,000      3,011,000
   Other long-term assets. . . . . . . . . . . . .     1,084,000                   -   ( a )      400,000      1,484,000
                                                    -------------  ------------------                       -------------

 Total Assets. . . . . . . . . . . . . . . . . . .  $ 40,320,000   $         611,959                        $ 46,242,959
                                                    =============  ==================                       =============


 LIABILITIES
   Note payable. . . . . . . . . . . . . . . . . .             -             500,000   ( a )     (500,000)             -
   Amount due to shareholder . . . . . . . . . . .             -              26,490   ( a )      (26,490)             -
   Accounts payable and accrued expenses . . . . .    10,353,000              84,957   ( a )      250,000     10,687,957
   Deferred revenue. . . . . . . . . . . . . . . .     2,788,000                   -                           2,788,000
   Other current liabilities . . . . . . . . . . .             -              43,155                              43,155
                                                    -------------  ------------------                       -------------
      Total current liabilities. . . . . . . . . .    13,141,000             654,602                          13,519,112

   Long-term liabilities . . . . . . . . . . . . .     1,885,000                   -                           1,885,000

 STOCKHOLDERS' EQUITY
   Common stock. . . . . . . . . . . . . . . . . .       492,000                 600   ( a )         (600)       514,337
                                                                                       ( a )       22,337
   Preferred stock . . . . . . . . . . . . . . . .             -                 199   ( a )         (199)             -
   Additional Paid-in Capital. . . . . . . . . . .   100,331,000           1,301,204   ( a )   (1,301,204)   119,853,510
                                                                                       ( a )   19,522,510
   Treasury stock. . . . . . . . . . . . . . . . .       (58,000)                                                (58,000)
   Retained earnings . . . . . . . . . . . . . . .   (75,407,000)         (1,344,646)  ( a )    1,344,646    (89,407,000)
                                                                                       ( a )  (14,000,000)
   Accumulated translation adjustment. . . . . . .       (64,000)                  -                             (64,000)
                                                    -------------  ------------------                       -------------
      Total stockholders' equity . . . . . . . . .    25,294,000             (42,643)                         30,838,847
                                                    -------------  ------------------                       -------------

 Total liabilities and stockholders' equity. . . .  $ 40,320,000   $         611,959                        $ 46,242,959
                                                    =============  ==================                       =============

(c)     Exhibits:  See  Exhibit  Index.

Exhibit  No.
------------
23.1          Independent  Auditors  Consent

99.1          Press  release  dated  October  28,  1999

99.2          Press  release  dated  November  1,  1999

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: January 11, 2000


                              Concurrent Computer Corporation

                              By: /s/ Steven R. Norton
                                  -----------------------
                                  Steven R. Norton
                                  Executive Vice President and
                                  Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

23.1     Independent  Auditors  Consent

99.1     Press  release  dated  October  28,  1999

99.2     Press  release  dated  November  1,  1999